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BONNEL GROWTH FUND                                     [Graphic:  USGI Logo]
                                                    a U.S. Global Investors Fund

MID-CAP GROWTH

About the Portfolio Manager
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Art  Bonnel  has been  managing  money  since  1970.  He  managed  the MIM stock appreciation fund from 1985 to 1994 and has been fund manager of the Bonnel Growth Fund since its inception, October 17, 1994. Mr. Bonnel has served on the Board of Directors of the Kansas City Board of Trade, held a seat on the Kansas City Exchange, served as a bank trust officer and manages his own investment advisory firm, Bonnel, Inc.

Investment Profile
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The Fund  seeks  long-term  gains by  investing  primarily  in  mid-size  growth companies with market capitalizations of around $1 billion. The main factor that drives the Bonnel stock selection process is the search for quality growth companies. His strategy focuses on companies with strong earnings, a strong balance sheet, a competitive edge within its market niche, and significant management ownership.


SECTORS %
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Prepackaged Software               10.6%

Pharmaceutical                      9.01%

CMP Integrated Systems              6.72%

Computer Peripheral                 6.23%

Family Clothing Store               3.99%

Biological PDS                      3.78%

Security Brokers                    3.57%

Surgical, Medical Instrument        3.53%

Photographic Equipment              3.36%

Fabricated Rubber                   3.04%


FUND PROFILE

For Portfolio
Management
Commentary
call our portfolio
direct hotline at
1-800-873-8637
option 6

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EQUITY PORTFOLIO HIGHLIGHTS                 (QUARTER ENDED JUNE 30, 1998)
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TOTAL RETURNS
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Year To Date                            15.54%

1 Year (annualized)                     22.20%

Since Inception (annualized)            26.58%

Total Assets:                         $108.104 million

Expense Ratio: as of April 30, 1998      1.74%

Turnover Rate: as of April 30, 1998     97%

CUSIP:                                  90330L105

Ticker Symbol:                          ACBGX

Inception Date:                         10/17/94


TOP TEN HOLDINGS
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Cisco Systems, Inc.                     4.17%

Gap, Inc.                               3.91%

Legato Systems Inc.                     3.53%

Biogen Inc.                             3.11%

Safeskin Corporation                    2.98%

Warner Lambert                          2.83%

Xerox                                   2.76%

Shering Plough                          2.49%

Unisys Corp.                            2.30%

Keane                                   2.28%


Must be accompanied or preceded by a prospectus. Past performance is no guarantee of future results. Please read the prospectus carefully before investing. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Call 1-800-US-FUNDS to receive additional information. The Fund's portfolio will change. There can be no guarantee that the Fund will continue to hold these securities in the future.